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                                                                     Exhibit 4.1


                      [FORM OF SPECIMEN STOCK CERTIFICATE]


NUMBER                                                        SHARES
PR



                        [THE PRINCETON REVIEW, INC. LOGO]



INCORPORATED UNDER THE LAWS                     SEE REVERSE FOR
OF THE STATE OF DELAWARE                        CERTAIN DEFINITIONS
                                                CUSIP 742352   10   7

THIS CERTIFIES THAT



is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                                  $.01 EACH OF
                           THE PRINCETON REVIEW, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

      This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                   [THE PRINCETON REVIEW, INC. CORPORATE SEAL]

/s/ Mark Chernis                               /s/ John S. Katzman
PRESIDENT AND SECRETARY                        CHAIRMAN OF THE BOARD
                                               BOARD AND CHIEF
                                               EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR



AUTHORIZED SIGNATURE
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[PAGE 2]

                           THE PRINCETON REVIEW, INC.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN -  as joint tenants with right of
          survivorship and not as tenants in
          common

UNIF GIFT MIN ACT - _____________________ Custodian___________________
                          (Cust)                         (Minor)

                    under Uniform Gifts to Minors
                    Act____________________________________
                                     (State)

     Additional abbreviations may also be used though not in the above list.


      For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

__________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

__________________________________________________________________ Shares of the
common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________ Attorney to
transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________



                        ___________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

_____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

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